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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                        Commission File Number 1-9601

    Date of Report (date of earliest event reported): September 25, 2003


                         K-V PHARMACEUTICAL COMPANY
           (Exact name of registrant as specified in its charter)


              DELAWARE                                   43-0618919
   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)

          2503 SOUTH HANLEY ROAD
           ST. LOUIS, MISSOURI                             63144
 (Address of principal executive offices)                (Zip Code)


                               (314) 645-6600
            (Registrant's telephone number, including area code)


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements. Not applicable.

                  (b) Pro forma financial information. Not applicable.

                  (c) Exhibits. See Exhibit Index.

ITEM 9.           REGULATION FD DISCLOSURE.

                  Attached and incorporated herein by reference as Exhibit 99 is a press release issued by K-V Pharmaceutical Company (the "Company") announcing the filing of a lawsuit by The Commonwealth of Massachusetts against 13 companies, including the Company's wholly-owned subsidiary ETHEX Corporation, relating to state Medicaid reimbursement of pharmaceutical products. The information in this Form 8-K, including Exhibit 99 attached hereto, is being furnished under Regulation FD and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The Company has posted this Form 8-K on its internet website at www.kvpharmaceutical.com.


                                 *    *    *






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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2003

                                       K-V PHARMACEUTICAL COMPANY



                                       By: /s/  Richard H. Chibnall
                                          -------------------------------------
                                          Richard H. Chibnall
                                          Vice President, Finance




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                                EXHIBIT INDEX


Exhibit No.        Description
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99                 Press Release issued by K-V Pharmaceutical Company on
                   September 25, 2003.